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                                                                Exhibit 10.26


                                                             REGISTRATION #: 673
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CERTIFICATE#: 212
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                               STATE OF FLORIDA
                    AGENCY FOR HEALTH CARE ADMINISTRATION
                     DIVISION OF HEALTH QUALITY ASSURANCE


                             PRIVATE REVIEW AGENT
                                    ACTIVE

This is to confirm that COMPLETE WELLNESS INDEPENDENT PHYSICIAN ASSOC. OF FLORIDA, INC. has complied with the requirements of the State of Florida, Agency for Health Care Administration, for registration as authorized by Florida Statutes 395.0199 and is authorized to operate the following:

       COMPLETE WELLNESS INDEPENDENT PHYSICIAN ASSOC. OF FLORIDA, INC.
                            507 SOUTH PAULA DRIVE
                              DUNEDIN, FL  34698


EFFECTIVE DATE: 08/26/1997
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EXPIRATION DATE: 08/26/1998       Director, Division of Health Quality Assurance
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